UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2020

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 MacArthur Place,	Santa Ana,	California	92707
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (855) 361-2262
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange
Depositary Shares each representing a 1/40th Interest in a share of 7.375% Non-Cumulative Perpetual Preferred Stock, Series D	BANC PRD	New York Stock Exchange
Depositary Shares each representing a 1/40th Interest in a share of 7.00% Non-Cumulative Perpetual Preferred Stock, Series E	BANC PRE	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 14, 2020, Banc of California, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). As of March 16, 2020, the record date for the 2020 Annual Meeting, there were 49,800,219 shares of the Company’s voting common stock outstanding. At the 2020 Annual Meeting, there were present, either by remote communication or by proxy, the holders of 47,436,448 shares of the Company’s voting common stock, which constituted a quorum to conduct business. The results of the items voted on at the 2020 Annual Meeting are as follows:
Proposal I Election of the ten director nominees, each for a term of one year:
In an uncontested election, which the following elections were, the Company’s directors are elected by a majority of the votes cast. Accordingly, the following ten director nominees were elected, each for a term of one year:

Nominee	For	Against	Abstain	Broker Non-Vote
James A. "Conan" Barker	43,840,771	198,163	17,750	3,379,764
Mary A. Curran	43,899,257	142,587	14,840	3,379,764
B.A. Fallon-Walsh	43,393,445	647,331	15,908	3,379,764
Bonnie G. Hill	43,662,846	378,998	14,840	3,379,764
Richard J. Lashley	43,862,796	179,976	13,912	3,379,764
Jonah F. Schnel	42,372,384	1,668,861	15,439	3,379,764
Robert D. Sznewajs	43,636,772	404,482	15,430	3,379,764
Andrew Thau	43,799,164	241,412	16,108	3,379,764
Jared M. Wolff	43,885,193	155,400	16,091	3,379,764
W. Kirk Wycoff	43,636,192	402,764	17,728	3,379,764
Proposal II Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved with the following vote:

For	Against	Abstain	Broker Non-Vote
46,939,671	484,485	12,292	0
Proposal III An advisory (non-binding) vote to approve the compensation paid to our named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting:
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved with the following vote:

For	Against	Abstain	Broker Non-Vote
36,733,292	7,257,896	65,496	3,379,764

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.
May 19, 2020

/s/ Ido Dotan
Ido Dotan
Executive Vice President, General Counsel and Corporate Secretary